UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 16, 2005




                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                         000-49735             87-0642947
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)



                     3170 De La Cruz Blvd., Suite 108
                              Santa Clara, CA              95054
               (Address of principal executive offices)   (Zip Code)
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       Registrant's telephone number, including area code: (408) 986-6020




          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On August 16, 2005, Intraop Medical Corporation entered into a $3,000,000 inventory financing and factoring agreement with E.U.C. Holding and E.U. Capital Venture, Inc.

     Under the terms of the agreement, E.U.C. Holding, through E.U. Capital Venture, Inc., will advance Intraop up to $3,000,000 on a revolving basis for use in financing inventory to build Mobetrons and to finance sales contracts for shipments of Mobetrons outside of the United States. Intraop will pay E.U.C. Holding interest at the rate of 1% per month on the financed inventory and 2% per month on financed sales contracts.

         In connection with this agreement, Intraop issued to E.U.C. Holding a two-year warrant to purchase 576,924 shares of Intraop common stock at an exercise price of $0.52 per share. Intraop Medical has also agreed to give E.U.C. Holding piggy-back registration rights for the shares of common stock issuable upon exercise of the warrant for resale under the Securities Act of 1933, as amended.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


     The  disclosure   provided  in  Item  1.01  of  this  Form  8-K  is  hereby
incorporated by reference into this Item 2.03 with respect to the terms of the inventory financing and factoring agreement.

Item 3.02. Unregistered Sales of Equity Securities.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and issuance of the warrant to purchase common stock. The issuance of the warrant was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

 (c)     Exhibits.

Exhibit
Number
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     10.2 Inventory/Factoring  Agreement,  dated as of August 16,  2005,  by and among the Registrant, E.U. Capital Venture, Inc. and E.U.C. Holding.


     99.1 Press Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTRAOP MEDICAL CORPORATION


Date:  August 19, 2005                     By: /s/ Donald A. Goer
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                                                  Donald A. Goer
                                               Chief Executive Officer